Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas Advisor No-Load VA

Prospectus Dated May 1, 2025

Supplement Dated June 26, 2025

The Board of Trustees for the Neuberger Berman Advisers Management Trust (“AMT”) approved a change in the name of Sustainable Equity Portfolio to Quality Equity Portfolio, which will be effective July 28, 2025.

Accordingly, effective July 28, 2025, the list of underlying portfolios impacted by this change to your available variable investment options for your Policy is as follows:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2024
			1 year	5 year	10 year
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.	Neuberger Berman AMT Quality Equity Portfolio, Class I	0.89%	25.84%	13.97%	11.44%
	Neuberger Berman Investment Advisers LLC

All other provisions of your Policy remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 931 06-25